Exhibit 99.1

BMO Global Metals and Mining Conference John Drexler Senior Vice President and CFO, Arch Coal, Inc. Florida | February 26, 2013

Slide 2 Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

U.S. Coal Producers (2011, in millions of tons) U.S. Reserve Holders (2011, in billions of tons) Slide 3 Sources: ACI, Ventyx, company filings, press articles *Pro forma Global Coal Producers (2011, in millions of tons) Arch is one of the largest coal producers and marketers in the world

Outlook for Coal Markets

ArchCoal
Powering the Working World.

The fall-off in global met coal prices is spurring a significant supply rationalization

Recent earnings announcements suggest that leading global metallurgical producers are suffering operating losses at current prices.

Benchmark Hard Coking Coal Price
(in US $/metric tonne)


$235
$210
$225
$170
$165
1Q12
2Q12
3Q12
4Q12
1Q13

Cumulative Announced Supply Reductions in 2012
(in millions of tonnes)


5
10
20
30
~35
1Q12
2Q12
3Q12
4Q12
1Q13

Sources: AME, CRV, ACI and Bank of America Merrill Lynch (estimates based on publicly available information)
Slide 5

We see the value in metallurgical coal markets – based on projected growth in global steel consumption Slide 6 World steel consumption is projected to increase more than 35 percent from expected 2012 level of 1.4 billion tonnes World Steel Production (in billions of tonnes of crude steel) Sources: Consensus forecast of Wood Mackenzie, McKinsey, AME and CRU Global Metallurgical Coal Use (in billions of tonnes of coal) 2000 2020 2.0 0 .8 Demand for met coal will be driven by increased utilization at existing steel plants and the projected build-out of new steel capacity 1.4 2012

The U.S. already plays a sizable and increasingly essential role in global metallurgical markets Slide 7 Sources: Wood-Mac, T. Parker Host and ACI 2012 Metallurgical Export Coal Supply (in millions of tonnes) Low-Vol Mid-Vol High-Vol The U.S. is already an essential source of seaborne metallurgical coal — second only to Australia U.S. output of low-vol and mid-vol coals is comparable to Canada

Slide 8 Nations around the world are building coal plants to fuel electricity needs Sources: ACI and Platts International Africa Europe CIS Countries Middle East Other Asia 35 United States 4 Latin America 8 China 110 117 India 9 2 15 4 Under construction 304 GW 900 mm tonnes Planned by 2017 520 GW 1.5 bn tonnes New Coal-Fueled Generation Coming Online by 2017 Capacity under construction, in GW, from 2013-2017

Slide 9 The trend in seaborne markets is unmistakable with little reason to believe it will change soon Sources: ACI, McCloskey and India Coal Market Watch Data China net imports (in millions of tonnes) India net imports (in millions of tonnes) 37 42 48 61 74 89 120 (46) (25) 0 (3) 103 147 169 27 20 (68) (83) 223 133

China and India aren’t the only places growing other parts of Asia are turning to coal as well Slide 10 Source: Google Earth Countries like South Korea continue to operate and build coal generation fleets designed for sub-bituminous coal Coal imports into South Korea have grown from 98 million tons five years ago to 141 million tons in 2012 The Powder River Basin, with its consistent quality and expansive reserve base, will play a larger role in the Pacific Rim in the future Sailing time from the West Coast to South Korea is similar to the route from Indonesia

U.S. exports appear to be on a long-term upward trend Slide 11 U.S. Coal Exports (in millions of tons) We expect U.S. export growth to continue, and even accelerate, as the decade progresses Total U.S. export capacity could reach 245 million tons by 2017 CAGR: ~15%

Slide 12 Arch expects 30% of U.S. coal-fueled units to retire, but the impact on consumption won’t be as great Source: Ventyx, ACI Likely to Continue Likely to Retire Retired Number of units Installed capacity Coal consumption in 2011

Slide 13 Even at today’s still-weak natural gas prices, many coal plants have moved back into the money Cumulative loss to natural gas since 2008 (in millions of tons) 8 28 3 5 9 34 110 million tons of annual demand lost to date PRB WBIT CAPP Versus Single Cycle Gas Plants Versus Combined Cycle Gas Plants Gas Prices (mm Btu) $2.25 $2.75 $3.00 $3.50 $3.00 $4.50 Illustrative example of estimated coal burn loss, and highly dependent on individual plant economics At sustained natural gas prices above $3/mm Btu, as much as half of coal’s lost tons could be regained Price assumptions per ton: PRB: $13, WBIT: $35, CAPP: $75 Heat rate assumptions: single cycle gas: 11,000, combined cycle gas: 7,000, PRB coal plant: 10,000

Powder River Basin coal has a compelling story when compared to natural gas Slide 14 Sources: ACI, EIA, Ventyx PRB Parity with Natural Gas* (coal = $ per ton; gas = $ per million Btu) *Assumes transportation charge of $20 to $25 per ton; incremental VOM non-fuel costs; and appropriate heat rate differentials for NGCC plants and coal plants. PRB is the most cost competitive fossil fuel source in the U.S. Opportunity for PRB prices to increase even in a low-priced natural gas environment As weather normalizes and regional supply patterns shift, we expect better supply/demand balance to return Natural Gas

Slide 15 Supply constraints will bring balance to coal markets Appalachian thermal coal is in long-term secular decline. Arch expects thermal output in the region to fall further in 2013. Sources: EIA and ACI 382 64 315 56 234 83 197 76 Appalachian* Output (in millions of tons) 185 million ton decline in thermal output since 1997 *Includes Northern and Central Appalachia

Arch Coal, Inc.

Slide 17 Arch is the most diversified U.S. coal producer, and the No. 2 reserve holder in the nation *Pro forma reserves at 12/31/2011 **49% equity interest 5.6 Billion tons of total reserves 414 million met/PCI reserves Western Bituminous Region Dugout Canyon Skyline Sufco West Elk Powder River Basin Black Thunder Coal Creek Otter Creek Reserves Illinois Basin Lost Prairie Reserves Knight Hawk** Viper Appalachia Beckley Coal-Mac Cumberland River Hazard Leer Lone Mountain Mountain Laurel Sentinel Tygart Reserves Vindex *

Arch maintains an industry-leading position in safety and environmental compliance Arch’s average safety performance is four times better than the U.S. coal industry average Deep commitment to a behavior-based process drives continuous improvements in workplace safety and environmental care across all sites Slide 18 Sources: ACI, MSHA, State environmental agencies ACI Environmental Compliance (SMCRA violations based on state reports) Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) Arch 5-year avg. = 0.66 Industry 5-year avg. = 2.65 ICG Acquisition ICG Acquisition 15

Arch has a balanced and diversified mine portfolio While Arch’s sales volumes are weighted toward low-cost Powder River Basin coal, the company’s revenue stream is diversified between eastern (increasingly metallurgical) and western regions — and cash margins are well balanced among all core operating regions. Slide 19 Sales Volumes (2012, in percent) Revenues (2012, in percent) Cash Margins (2012, in percent) Powder River Basin Appalachia Western Bituminous & other thermal 74% 44% 29% 33% 38% 39%

Arch has a leading, low-cost western thermal portfolio with meaningful available capacity Arch has a strong position in the PRB, the nation’s largest coal supply basin High-Btu, low-sulfur product Available, excess capacity to bring back as demand returns Expect PRB to expand domestically Pursuing export growth off West Coast Arch is the leading producer in the Western Bituminous Region Supply to remain constrained in region Targeting exports via Gulf/West Coast Slide 20 Sources: ACI, MSHA Western Bituminous Region (2012 production, in millions of tons) Southern Powder River Basin (2012 production, in millions of tons)

Sources: Peer earnings and SEC filings, ACI Arch’s Appalachian portfolio is low in cost — and increasingly levered to higher-margin met markets Slide 21 Appalachian Cash Margins (2012 reported prices and costs, $/ton) $53 $57 $44 $45 Arch earned strong cash margins on its metallurgical volumes in 2012 even while selling lower-quality coal. We expect those margins to expand further as we build-out our higher-quality metallurgical platform.

Slide 22 Arch’s metallurgical coal platform is expanding and shifting towards higher-quality coking coals Leer Mine Sentinel (operating) ^ N 2011 ~ 2015 High Vol B & PCI Low Vol & High Vol A Metallurgical Coal Production Mix 20%

Arch’s platform in the Illinois Basin provides future opportunities Viper Mine is low-cost and highly competitive Arch owns a 49% equity stake in Knight Hawk, which sold over 4 million tons in 2012 Arch has built a large portfolio of low-chlorine assets in the basin All required permits received for the Lost Prairie Reserves, setting the stage for potential development in the future Slide 23 Sources: ACI, Ventyx *49% equity interest Legacy Arch Assets Former ICG Assets River Docks ACI Headquarters Illinois Basin Viper Mine Lost Prairie Reserves Knight Hawk* Macoupin Reserves 722 Million tons of reserves

Slide 24 Arch expects to play a larger role in the expanding seaborne coal trade East Coast DTA port in VA Throughput options at other ports Arch’s capacity could approach 10 million tons by 2015 Sources: Wood Mackenzie, ACI 2020 2 billion tons 7+ million tons 1 billion tons 2011 ~30 million tons Seaborne coal trade Arch’s export volumes West Coast MBT port in WA Agreement with Ridley in BC, Canada Pursuing additional throughput options at ports along West Coast Gulf Coast River terminals in Illinois Agreement with Kinder Morgan in LA and TX Throughput options at other ports (plus mid-streaming) 13+ million tons 2012

Slide 25 Arch follows a disciplined capital allocation strategy that is scalable based on market conditions Capital Expenditures (in millions) 2013P Spending By Category (based on midpoint of 2013 guidance*) Maintenance *As given on 2/5/13

Total Liquidity (in millions) Arch has fortified its cash position to weather current market downturn Slide 26 *2016 bonds are callable in August 2013 $ 691 $ 1,062 $ 1,113 Short-term debt Existing, unsecured bonds Term loan Available borrowings Cash 2012 Debt Maturity Profile (in millions) Arch’s strategy now favors holding cash versus maintaining higher borrowing capacity Relaxed financial maintenance covenants until late 2015 Only a minimum liquidity and senior secured leverage ratio, net of cash, remain in interim No debt maturities until 2016

Arch is well-positioned to benefit as coal markets improve Current downturn is primarily cyclical, and Arch’s diversified operations, competitive cost structure and enhanced liquidity position will allow it to emerge as an even stronger player Slide 27 Flexible Capital Structure Current Focus Manage capital Control costs Rationalize supply Continue met development Maximize value of asset base As Cycle Turns Reduce leverage Invest in the business via organic and strategic growth Return capital to stakeholders Maximize value of asset base

BMO Global Metals and Mining Conference John Drexler Senior Vice President and CFO, Arch Coal, Inc. Florida | February 26, 2013